THE SPAIN FUND

Annual Report
November 30, 1998

                               [GRAPHIC OMITTED]

LETTER TO SHAREHOLDERS                                            The Spain Fund
================================================================================

January 27, 1999

Dear Shareholder:

This annual report provides an update of The Spain Fund's performance and market activity for the period ended November 30, 1998.

INVESTMENT RESULTS

The following table shows how your Fund compared to its benchmark, the Madrid General Index for the three-, six- and 12-month periods ending November 30, 1998. As you can see, the Spanish markets performed poorly over the six-month period due to the global financial crisis. The Fund slightly outperformed its benchmark during this period. Over the three-month and 12-month periods, the Spanish markets have performed well, and your Fund continued to outperform its benchmark. The Fund's recent outperformance has been primarily generated by our focus on growth companies in the consumer sector. We remain optimistic about Spain's long term performance and believe that your Fund remains well positioned to take advantage of future market advances.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*

Periods Ended November 30, 1998

                                                         Total Returns

                                             3 Months      6 Months    12 Months
                                             --------      --------    ---------
The Spain Fund                                 20.13%        2.96%       52.88%

Madrid General Index                           19.96%        2.51%       47.57%

* The Fund's investment results are cumulative total returns for the period and are based on the net asset value as of November 30, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Madrid General Index comprises 121 stocks and represents slightly more than 92% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in the index.

--------------------------------------------------------------------------------

ECONOMIC AND STOCK MARKET REVIEW

The Spanish stock market has rebounded strongly from the lows experienced during September following the emerging markets crisis. Investors have been encouraged by the country's strong financial position and the smooth transition to the Euro. Growth prospects for Spain remain superior to that of other European markets. We anticipate Gross Domestic Product (GDP) growth of more than 3% in 1999 following our expected outcome of 3.6% for 1998. This strong performance has been generated by growing consumer spending as confidence has returned to the domestic market. We would expect this trend to continue in 1999 with some additional help from increased investment spending. This increase in investment spending will result from manufacturers moving to increase capacity to meet a burgeoning growth in private consumption.

Inflation is likely to remain subdued, although at an expected level of 2% for 1999, marginally above the anticipated European average. We do not expect to see a rise in European rates over the course of the year. The performance of the Euro against both the U.S. dollar and the Japanese yen suggests that investors will view the Euro as a "hard" currency, meaning that it will be viewed with widespread confidence. As a result, inflation is unlikely to become a subject of concern despite this strong growth in domestic demand.

At a prospective price earnings (P/E) multiple of around 20 times for 1999, Spain remains marginally above the European valuation average. However, the country's superior performance in terms of both overall macroeconomic growth and in corporate earnings makes us believe that a more substantial premium to this average is justified. This view is enhanced by our expectation of further growth in the flow of savings into equity mutual funds. Despite the dramatic improvement in 1998, equities remain generally underrepresented in investors' individual portfolios. Their share of total savings more than doubled in 1998 to around 18%, and we expect further growth in 1999.

Your Fund's portfolio remains broadly and fully invested, and we continue to focus on companies displaying stronger than average profit growth. We have found that most of these companies are in the consumer area

                                                                  The Spain Fund
================================================================================

where we remain substantially overweighted against our benchmark index. Your Fund remains relatively underrepresented relative to the benchmark in sectors such as banking and utilities where we feel growth possibilities are relatively subdued.

SHARE REPURCHASE PROGRAM

On October 9, 1998, the Fund's Board of Directors authorized a discretionary share repurchase program which entails the Fund's repurchase of its own shares in the open market for the purposes of enhancing shareholder values. Purchases at current prices are accretive to net asset value per share due to the discount to net asset value at which the Fund's shares have been trading. As of January 27, 1999, the Fund had purchased 1,466,125 shares, representing approximately 15% of the Fund's then outstanding shares, at an average price of $18.85 per share. The repurchase program has added approximately $0.43 per share to the Fund's net asset value.

We thank you for your continued interest in The Spain Fund and look forward to reporting to you again on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

TEN LARGEST HOLDINGS
November 30, 1998                                                 The Spain Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                 U.S. $ VALUE       PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Telefonica de Espana, SA                $ 25,613,462                12.6%
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya                      23,697,844                11.6
--------------------------------------------------------------------------------
Banco Santander                           18,625,522                 9.2
--------------------------------------------------------------------------------
Endesa, SA                                17,479,239                 8.6
--------------------------------------------------------------------------------
Repsol, SA                                14,418,067                 7.1
--------------------------------------------------------------------------------
Aldeasa, SA                                8,606,077                 4.2
--------------------------------------------------------------------------------
Telepizza, SA                              8,320,000                 4.1
--------------------------------------------------------------------------------
Corporacion Financiera Alba, SA            8,002,755                 3.9
--------------------------------------------------------------------------------
Tabacalera, SA Series A                    7,913,314                 3.9
--------------------------------------------------------------------------------
Electricas Reunidas de Zaragoza, SA        7,153,059                 3.5
--------------------------------------------------------------------------------
                                        $139,829,339                68.7%
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 1998                                                 The Spain Fund
================================================================================

Company                             Shares       U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-99.5%
FINANCIAL SERVICES-33.4%
BANKING-23.7%
Banco Bilbao Vizcaya (a) ...       1,500,000     $ 23,697,844
Banco Popular Espanol, SA ..          80,300        5,864,607
Banco Santander ............         911,179       18,625,522
                                                 ------------
                                                   48,187,973
                                                 ------------
INSURANCE-1.2%
Catalana Occidente, SA .....          94,108        2,549,682
                                                 ------------
REAL ESTATE-7.6%
Corporacion Financiera
   Alba, SA ................          60,850        8,002,755
Inmobiliaria Urbis, SA .....         210,000        3,324,974
Prima Inmobiliaria, SA .....         448,030        4,097,923
                                                 ------------
                                                   15,425,652
                                                 ------------
VENTURE CAPITAL-0.9%
Dinamia Capital
   Privado (b) .............         150,000        1,870,883
                                                 ------------
                                                   68,034,190
                                                 ------------
UTILITIES-31.3%
ELECTRIC & GAS-18.7%
Electricas Reunidas de
   Zaragoza, SA ............         137,641        7,153,059
Endesa, SA .................         670,000       17,479,239
Gas Natural SDG, SA ........          83,000        6,993,497
Iberdrola, SA ..............         397,000        6,574,628
                                                 ------------
                                                   38,200,423
                                                 ------------
TELEPHONE-12.6%
Telefonica de Espana, SA ...         545,200       25,613,462
                                                 ------------
                                                   63,813,885
                                                 ------------
CONSUMER SERVICES-11.3%
PRINTING & PUBLISHING-0.8%
Unidad Editorial, SA
   Series A (b) (c) ........       1,511,470        1,675,723
                                                 ------------
RESTAURANTS &
   LODGING-1.1%
Corp Financiera Reunida,
   SA ......................         165,000        2,212,319
                                                 ------------
RETAIL-9.4%
Aldeasa, SA ................         232,150        8,606,077
Centros Comerciales
   Pryca, SA ...............         159,000        3,795,501
Cortefeil, SA ..............         255,000        6,626,042
                                                 ------------
                                                   19,027,620
                                                 ------------
                                                   22,915,662
                                                 ------------
CONSUMER STAPLES-8.0%
FOOD-4.1%
Telepizza, SA (b) ..........         968,320        8,320,000
Viscofan Envolturas
   Celulosicas, SA
   (new shares) ............           2,675           81,223
                                                 ------------
                                                    8,401,223
                                                 ------------
TOBACCO-3.9%
Tabacalera, SA
      Series A .............         319,895        7,913,314
                                                 ------------
                                                   16,314,537
                                                 ------------
ENERGY-7.1%
OIL-7.1%
Repsol, SA .................         254,373       14,418,067
                                                 ------------
CAPITAL GOODS-4.7%
ENGINEERING &
   CONSTRUCTION-4.7%
Dragados y Construcciones,
   SA ......................         132,000        4,266,859
Fomento de Construcciones
   Y Contratas, SA .........          91,632        5,403,305
                                                 ------------
                                                    9,670,164
                                                 ------------
CONSUMER MANUFACTURING-1.5%
BUILDING & RELATED-1.5%
Portland Valderrivas, SA ...          76,374        3,101,172
                                                 ------------
HEALTHCARE-1.1%
PHARMACEUTICALS-1.1%
Fabrica Espanola de
   Productos Quimicos y
   Farmaceuticos, SA .......         135,880        2,259,693
                                                 ------------
BASIC INDUSTRIES-1.1%
MINING AND METALS-1.1%
Acerinox, SA ...............          90,000        2,139,042
                                                 ------------
Total Common Stocks
   (cost $132,386,301) .....                      202,666,412
                                                 ------------

                                                                  The Spain Fund
================================================================================

                                   Principal
                                    Amount
Company                              (000)       U.S. $ Value
--------------------------------------------------------------------------------
TIME DEPOSIT-0.7%
Dresdner Bank
   5.25%, 12/01/98
   (cost $1,500,000) .......          $1,500     $  1,500,000
                                                 ------------
TOTAL INVESTMENTS-100.2%
   (cost $133,886,301) .....                     $204,166,412
Other assets less
   liabilities-(0.2%) ......                         (519,519)
                                                 ------------
NET ASSETS-100% ............                     $203,646,893
                                                 ============

--------------------------------------------------------------------------------

(a)   Security represents investment in an affiliate.

(b)   Non-income producing security.

(c)   Restricted and illiquid security, valued at fair value (See Notes A & E).

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998                                                 The Spain Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $133,886,301) ........ $204,166,412
   Cash ...........................................................       65,265
   Foreign cash, at value (cost $7,927) ...........................        8,003
   Interest receivable and other assets ...........................      318,209
   Foreign taxes receivable .......................................      106,131
                                                                    ------------
   Total assets ...................................................  204,664,020
                                                                    ------------
LIABILITIES
   Payable for capital stock redeemed .............................      338,982
   Management fee payable .........................................      168,176
   Accrued expenses ...............................................      509,969
                                                                    ------------
   Total liabilities ..............................................    1,017,127
                                                                    ------------
NET ASSETS ........................................................ $203,646,893
                                                                    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................... $     91,889
   Additional paid-in capital .....................................   91,509,535
   Accumulated net realized gain on investments and foreign
     currency transactions ........................................   41,727,738
   Net unrealized appreciation of investments and foreign
     currency denominated assets and liabilities ..................   70,317,731
                                                                    ------------
                                                                    $203,646,893
                                                                    ============

NET ASSET VALUE PER SHARE (based on 9,188,921 shares outstanding)..       $22.16
                                                                          ======

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1998                                      The Spain Fund
================================================================================

INVESTMENT INCOME
   Dividends - unaffiliated issuers (net of foreign taxes withheld of $493,192) ..    $  2,787,982
   Dividends - affiliated issuer (net of foreign taxes withheld of $51,390) ......         342,598
   Interest ......................................................................         132,700    $  3,263,280
                                                                                      ------------
EXPENSES
   Management fee ................................................................       1,987,895
   Custodian .....................................................................         534,913
   Directors' fees and expenses ..................................................         141,969
   Audit and legal ...............................................................         121,403
   Transfer agency ...............................................................          68,675
   Printing ......................................................................          52,475
   Registration ..................................................................          24,184
   Miscellaneous .................................................................           5,272
                                                                                      ------------
   Total expenses ................................................................                       2,936,786
                                                                                                      ------------
   Net investment income .........................................................                         326,494
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
   Net realized gain on investment transactions - unaffiliated issuers ...........                      56,145,374
   Net realized gain on investment transactions - affiliated issuer ..............                         770,429
   Net realized loss on foreign currency transactions ............................                         (76,942)
   Net change in unrealized appreciation of:
      Investments ................................................................                      16,676,786
      Foreign currency denominated assets and liabilities ........................                         165,913
                                                                                                      ------------
   Net gain on investments and foreign currency transactions .....................                      73,681,560
                                                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................................                    $ 74,008,054
                                                                                                      ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                The Spain Fund
================================================================================

                                                                                      Year Ended        Year Ended
                                                                                     November 30,      November 30,
                                                                                         1998              1997
                                                                                    -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income .......................................................    $     326,494     $     609,675
   Net realized gain on investments and foreign currency transactions ..........       56,838,861        26,499,502
   Net change in unrealized appreciation of investments and foreign currency
     denominated assets and liabilities ........................................       16,842,699        23,794,037
                                                                                    -------------     -------------
   Net increase in net assets from operations ..................................       74,008,054        50,903,214

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................................       (4,446,478)       (1,554,135)
   Distributions in excess of net investment income ............................      (14,822,505)
   Net realized gain on investments and foreign currency transactions ..........      (19,532,101)               -0-

CAPITAL STOCK TRANSACTIONS:
   Net decrease ................................................................      (15,416,922)               -0-
                                                                                    -------------     -------------
   Total increase ..............................................................       19,790,048        49,349,079

NET ASSETS
   Beginning of year ...........................................................      183,856,845       134,507,766
                                                                                    -------------     -------------
   End of year (including undistributed net investment income of
     $4,119,984 at November 30, 1997) ..........................................    $ 203,646,893     $ 183,856,845
                                                                                    =============     =============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1998                                                 The Spain Fund
================================================================================

NOTE A: Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the mean of the quoted bid and asked price of the peseta against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Spanish Peseta at November 30, 1998 was 144.32 ESP to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a distribution reclass, resulted in a net decrease in accumulated net realized gain

NOTES TO FINANCIAL STATEMENTS (continued)                         The Spain Fund
================================================================================

on investment and foreign currency transactions and a corresponding increase in accumulated net investment income. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $700 during the year ended November 30, 1998.

Brokerage commissions paid on investment transactions for the year ended November 30, 1998 amounted to $735,802, none of which was paid to Banco Bilbao Vizcaya.

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the sub-custodian are payable by the custodian from its fee. For the year ended November 30, 1998, the Fund earned $21,631 of interest income on cash balances maintained at the subcustodian.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $93,370,003 and $140,023,272, respectively, for the year ended November 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1998.

At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $70,474,704 and gross unrealized depreciation of investments was $194,593 resulting in net unrealized appreciation of $70,280,111 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1998, the Fund had no outstanding forward foreign exchange currency contracts.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 1998, 9,188,921 shares were outstanding. On November 2, 1998 the Fund initiated a share repurchase program. For the year ended November 30, 1998, 837,825 shares were repurchased

                                                                  The Spain Fund
================================================================================

at a cost of $15,416,922 representing 8.36% of the 10,026,746 shares outstanding at November 2, 1998. This includes $46,831 in commissions paid to Paine Webber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of November 2, 1998 to November 30, 1998 was 12.80%.

--------------------------------------------------------------------------------

NOTE E: Restricted and Illiquid Security

                                                     Date Acquired      Cost
                                                     -------------   -----------

Unidad Editorial S.A. Series A...................       12/12/89     $  513,710
Unidad Editorial S.A. Series A...................        9/30/92      1,330,964

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of the security at November 30, 1998 was $1,675,723, representing 0.8% of net assets.

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments

FINANCIAL HIGHLIGHTS                                              The Spain Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                Year Ended November 30,
                                                            --------------------------------------------------------------
                                                              1998           1997         1996         1995         1994
                                                            --------       --------     --------     --------     --------
Net asset value, beginning of year ......................   $  18.34       $  13.41     $  10.47     $   9.96     $   9.49
                                                            --------       --------     --------     --------     --------
Income From Investment Operations

Net investment income ...................................        .04(a)         .06          .11          .09          .05
Net realized and unrealized gain on investments and
   foreign currency transactions ........................       7.41           5.03         2.86          .42          .88
                                                            --------       --------     --------     --------     --------
Net increase in net asset value from operations .........       7.45           5.09         2.97          .51          .93
                                                            --------       --------     --------     --------     --------
Realized gain due to repurchase program .................        .24             -0-          -0-          -0-          -0-
                                                            --------       --------     --------     --------     --------
Less: Dividends and Distributions

Dividends from net investment income ....................       (.45)          (.16)        (.03)          -0-        (.10)

Distributions in excess of net investment income ........      (1.47)            -0-          -0-          -0-        (.05)
Distributions from net realized gain on investments
   and foreign currency transactions ....................      (1.95)            -0-          -0-          -0-        (.31)
                                                            --------       --------     --------     --------     --------
Total dividends and distributions .......................      (3.87)          (.16)        (.03)          -0-        (.46)
                                                            --------       --------     --------     --------     --------
Net asset value, end of year ............................   $  22.16       $  18.34     $  13.41     $  10.47     $   9.96

                                                            ========       ========     ========     ========     ========
Market value, end of year ...............................   $ 18.875       $ 15.875     $  10.75     $  8.625     $  9.125
                                                            ========       ========     ========     ========     ========
Total Return
Total investment return based on (b):
   Market value .........................................      50.44%         49.59%       25.03%       (5.48)%      (1.29)%
   Net asset value ......................................      52.88%         38.54%       28.48%        5.12%        9.28%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .................   $203,647       $183,857     $134,508     $105,011     $ 99,886
Ratio of expenses to average net assets .................       1.44%          1.55%        1.73%        2.07%        2.09%
Ratio of net investment income to average net assets ....        .16%           .38%         .93%         .89%         .53%
Portfolio turnover rate .................................         47%            45%          44%          38%          22%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

REPORT OF INDEPENDENT ACCOUNTANTS                                 The Spain Fund
================================================================================

To the Shareholders and Board of Directors of The Spain Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 22, 1999

TAX INFORMATION (unaudited)
================================================================================

The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the year ended November 30, 1998, this amounted to $544,582. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitation under the Internal Revenue Code.

In order to meet certain requirements of the Internal Revenue Code, we are advising you that $4,973,218 and $16,954,204 of the capital gain distributions paid by the Fund during the fiscal year November 30, 1998 are subject to the maximum tax rates of 28% and 20% respectively.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.

ADDITIONAL INFORMATION (unaudited)                                The Spain Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, Vice President of the Fund.

                                                                  The Spain Fund
================================================================================

Year 2000 (unaudited)

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

ADDITIONAL INFORMATION (continued)                                The Spain Fund
================================================================================

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of The Spain Fund was held on September 10, 1998. The description of each proposal and number of shares are as follows:

                                                              Shares       Authority
                                                             Voted For     Withheld
------------------------------------------------------------------------------------
1. To elect directors:     Class Three Directors
                           (term expires 2001)
                           Dave H. Williams                  6,863,041     2,449,466
                           Francisco Gomez Roldan            6,839,332     2,473,175
                           Juan Manuel Sainz de Vicuna       6,856,611     2,455,896
                           Inmaculada de Habsburgo-Lorena    6,856,424     2,456,083

                                    Shares        Shares       Shares        Broker
                                  Voted For   Voted Against   Abstained    Non-Votes
-------------------------------------------------------------------------------------
2. To ratify the selection of
   PricewaterhouseCoopers LLP
   as the Fund's independent
   accountants of the Fund's
   fiscal year ending
   November 30, 1998.             7,653,904       232,296     1,426,307      N/A

3. To approve a shareholder
   proposal as described
   in the proxy statement for
   the Annual Meeting,
   if presented.                  2,824,609     3,170,556     1,147,547    2,169,794

                                                                  The Spain Fund
================================================================================

BOARD OF DIRECTORS

Dave H. Williams, Chairman and P resident
Angel Corcostegui (1)
H.R.H. Pilar de Borbon y Borbon (1)
Inmaculada de Habsburgo-Lorena (1)
Enrique L. Fevre
Ignacio Gomez-Acebo (1)
Francisco Gomez Roldan (1)
Juan Manuel Sainz de Vicuna (1)
Dr. Reba W. Williams
Carlos Delclaux Zulueta

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Cristina Fernandez, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank & Trust
Company 225 Franklin Street
Boston, MA 02110

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

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

                      (This page left intentionally blank.)

The Spain Fund

Summary of General Information

Investment Objective and Policies

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

The Spain Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPNAR